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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report, dated January 24, 1997, included in the Annual Report on Form 10-K of First State Corporation and subsidiaries for the year ended December 31, 1996. We also consent to the reference to our Firm under the caption "Experts" in the aforementioned Registration Statement.

                                             /s/ Mauldin & Jenkins, LLC
                                             ---------------------------
                                             MAULDIN & JENKINS, LLC


February 4, 1998
Albany, Georgia